Exhibit 10.27
TENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE
AND JOINT ESCROW INSTRUCTIONS
     THIS TENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Tenth Amendment”) is entered into as of the 15th day of March, 2010 (the “Effective Date”), by and among WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company (“Seller”); TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company (“Buyer”); and TITLE GUARANTY ESCROW SERVICES, INC.
     WHEREAS, Seller and TNP ACQUISITIONS, LLC (“TNP”) entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 13, 2009 (the “Original Purchase Agreement”) pursuant to which Seller agreed to sell, and TNP agreed to purchase, certain real property located in Honolulu, Hawaii and more particularly described in the Purchase Agreement (the “Property”); and
     WHEREAS, Seller and TNP entered into a First Amendment of Purchase and Sale and Joint Escrow Instructions on July 22, 2009 (“First Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Second Amendment of Purchase and Sale and Joint Escrow Instructions on August 13, 2009 (“Second Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Third Amendment of Purchase and Sale and Joint Escrow Instructions on August 31, 2009 (“Third Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Fourth Amendment of Purchase and Sale and Joint Escrow Instructions on October 15, 2009 (“Fourth Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Fifth Amendment of the Purchase and Sale and Joint Escrow Instructions on November 24, 2009 (“Fifth Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Sixth Amendment of the Purchase and Sale and Joint Escrow Instructions on December 15, 2009 (“Sixth Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into a Seventh Amendment of the Purchase and Sale and Joint Escrow Instructions on December 23 (“Seventh Amendment”), thereby amending the Purchase Agreement; and

     WHEREAS, Seller and TNP entered into an Eighth Amendment of the Purchase and Sale and Joint Escrow Instructions on January 11, 2010 (“Eighth Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, Seller and TNP entered into an Ninth Amendment of the Purchase and Sale and Joint Escrow Instructions on January 18, 2010 (“Ninth Amendment”), thereby amending the Purchase Agreement; and
     WHEREAS, the Original Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment are hereinafter referred to collectively as the “Purchase Agreement”; and
     WHEREAS, in accordance with the terms of the Purchase Agreement, the rights and obligations of TNP have been assigned to and assumed by Buyer pursuant to an Assignment and Assumption Agreement dated December 14, 2009 between TNP as assignor and Buyer as assignee;
     WHEREAS, pursuant to the Purchase Agreement, the Closing Date may be extended to the fifth (5th) calendar day after Buyer’s receipt of written notice that Bank of America, N.A., a National Banking association, successor by merger to LaSalle Bank National Association, a national banking association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass –Through Certificates, Series 2006-1Q11 (the “Conduit Lender”) has approved Buyer’s proposed assumption of the Conduit Loan upon terms that are acceptable to Buyer and Conduit Lender; and
     WHEREAS, pursuant to the Purchase Agreement, such extension of the Closing Date is not to extend past the Outside Closing Date, defined as March 15, 2010; and
     WHEREAS, the Conduit Lender has not yet approved the assumption of the Conduit Loan upon terms that are acceptable to Buyer and it is the intent of the parties to extend the Outside Closing Date in order to grant the Conduit Lender and Buyer additional time in which to achieve this goal; and
     WHEREAS, Seller and Buyer therefore desire to amend the Purchase Agreement, as amended on the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
     1. Outside Closing Date. The Outside Closing Date as defined in Section 1.6 of the Purchase Agreement shall be April 15, 2010.

     2. Miscellaneous. The Original Purchase Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and this Tenth Amendment, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties and may not be contradicted by evidence of any prior or contemporaneous agreement. The recitals set forth herein above are hereby incorporated into the Purchase Agreement as if fully set forth as part of the agreement between the parties hereto. This Tenth Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. The above Recitals are hereby incorporated by reference.
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     IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as of the date first written above.

SELLER:	WEST OAHU MALL ASSOCIATES, LLC, A Hawaii limited liability company
	By:	/s/ Faraz Daneshgar
		Name:	Faraz Daneshgar
Title:

BUYER:	TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company
	By:	/s/ Anthony W. Thompson
		Name:	Anthony W. Thompson

CONSENT OF ESCROW HOLDER
     The undersigned Escrow Holder hereby agrees to (i) accept the foregoing Tenth Amendment, (ii) be Escrow Holder under said Purchase Agreement and Tenth Amendment and (iii) be bound by said agreement in the performance of its duties as Escrow Holder; provided, however, the undersigned shall have no obligations, liability or responsibility under (i) this Consent or otherwise unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned or (ii) any amendment to said Agreement unless and until the same shall be accepted by the undersigned in writing.

DATED:	TITLE GUARANTY ESCROW SERVICES, INC

(“Escrow Holder”)

By:

Its: